UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2019

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2019, Andy Williams resigned as Chief Executive Officer of Medicine Man Technologies, Inc. (the “Company”) and Mr. Joe Puglise was removed as Chief Operating Officer of the Company. Mr. Williams continues to serve the Company in his role as a member on the Company’s Board of Directors, serving as its Vice-Chair, and was also appointed President of the Company.

On December 5, 2019, Justin Dye, Chairman of the Board of the Company, was appointed as Chief Executive Officer. Mr. Dye has served as a director and Chairman since June 2019. Mr. Dye will now serve as Executive Chairman of the Board of Directors. Mr. Dye has 25 years of experience in private equity, general management, operations, strategy, corporate finance, and M&A. Prior to founding Dye Capital & Company in 2018, he served as an integral part of the private equity consortium that acquired Albertsons Companies (“Albertsons”) and led its expansion through over $40 billion in acquisitions, divestitures, real estate and financing transactions. During his 11-year tenure as Chief Strategy Officer, Chief Operating Officer, and Chief Administration Officer, Albertsons grew sales from approximately $10 billion to over $60 billion with over 2,300 stores and 285,000 employees. Prior to Albertsons, Justin held roles at Cerberus Capital Management, General Electric and Arthur Andersen. Justin serves as lead director for New Seasons Market and is a member of the DePauw University Board of Trustees.

Mr. Dye was previously appointed director of the Company pursuant to, and upon the initial closing on June 5, 2019 of the securities purchase agreement between the Company and Dye Capital Cann Holdings, LLC, pursuant to which the Company agreed to sell to Dye Capital, and Dye Capital agreed to purchase from the Company, up to 7,000,000 shares of common stock at $2.00 per share and warrants to purchase 100% of the number of shares of common stock sold. At the initial closing on June 5, 2019, the Company sold to Dye Capital 1,500,000 shares and 1,500,000 warrants for gross proceeds of $3,000,000, and has consummated subsequent closings for an aggregate of 9,100,000 shares of common stock and warrants to purchase 9,100,000 shares of common stock for aggregate gross proceeds of $18,200,000 to the Company.

On December 5, 2019, Robert DeGabrielle, member on the Board of Directors of the Company, has been named Chief Operating Officer. Mr. DeGabrielle has served as a director since June 5, 2019. Mr. DeGabrielle has over 40 years of experience in acquiring, developing, managing and selling commercial and residential real estate. Since 1996, Mr. DeGabrielle been Managing Partner of Los Suenos Farms LLC, a real estate company. Mr. DeGabrielle also owns two Colorado Retail Marijuana Cultivation Licenses, Farm Boy LLC and Baseball 18 LLC, both doing business as Los Suenos Farms. Los Sueños Farms. is the largest cannabis farm in North America, with 36 acres of farmland under cultivation with natural sun-grown cannabis, and an additional 36,000 square feet of cannabis greenhouses. Since 2015, Mr. DeGabrielle has served on the board of Colorado Leads, the leading cannabis industry association in Colorado. Mr. DeGabrielle was also a founding member of the Cannabis Trade Association, the leading cannabis industry association in the United States. Mr. DeGabrielle’s business executive experience and substantive knowledge of and leadership in the Colorado cannabis industry qualifies him to serve on our Board of Directors.

Mr. DeGabrielle was previously appointed a director of the Company in connection with the binding term sheet (the “Farm Boy Term Sheet”) dated May 24, 2019 (the “Farm Boy Execution Date”) among the Company, Farm Boy, LLC (“Farm Boy”) and Baseball 18, LLC (“Baseball”), setting forth the terms of the acquisition by the Company of 100% of the capital stock and assets of Farm Boy and Baseball respectively (the “Farm Boy Acquisition”). Mr. DeGabrielle is the 100 percent owner Farm Boy, LLC and Baseball 18, LLC.

On December 5, 2019 Nancy Huber, age 61, was named Chief Financial Officer. Ms. Huber joined the Company in August as Senior Vice President of Finance and has more than 30 years of experience and significant expertise with consumer-packaged goods companies. Before joining the Company, she served as Chief Financial Officer for Forward Food LLC from September 2007 to April 2019.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2019, the Board of Directors of the Company approved amended and restated bylaws of the Company. The following is a summary of the material amendments to the bylaws:

▪	Notice Provisions
▪	added specific language requiring advanced notice of topics to be discussed and voted on at stockholder meetings
▪	Procedure for Calling a Shareholder Meeting
▪	eliminated the ability of stockholders with 10% interest to call a special meeting
▪	Director and Officer Indemnification
▪	added more robust indemnification language
▪	included language clarifying that this is a contractual obligation of the company to the directors and officers
▪	Amendments
▪	added language requiring a 2/3rds majority of Shareholders to amend the Bylaws.
▪	Executive Officers
▪	Added designation of certain officers as executive officers added certain officer descriptions and modified certain descriptions of officer roles and responsibilities.
▪	Divestiture Plan
▪	Added provisions to address potential unsuitable or prohibited beneficial owners in connection with licensing requirements which require shares to be subject to redemption to prevent loss of or to reinstate any license.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Such risks and uncertainties include, without limitation, risks, and uncertainties associated with (i) regulatory limitations on our products and services; (ii) our ability to complete and integrate acquisitions; (iii) general industry and economic conditions; and (iv) our ability to access adequate financing on terms and conditions that are acceptable to us, as well as other risks identified in our filings with the SEC. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws
99.1	Press Release dated December 9, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Justin Dye
Date: December 11, 2019		Justin Dye Chief Executive Officer

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